Filed Pursuant to Rule 497(b)

File No. 333-223844

IMPORTANT INFORMATION FOR SHAREHOLDERS OF NUVEEN CONCENTRATED CORE FUND

At a special meeting of shareholders of Nuveen Concentrated Core Fund (the “Target Fund”), a series of Nuveen Investment Trust (the “Trust”), you will be asked to vote on the reorganization of your fund into Nuveen Large Cap Core Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of the Trust (the “Board”), including the independent board members, unanimously recommends that you vote FOR the proposal.

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience we have provided the following brief overview of the matter to be voted on.

Q.	Why is the Reorganization being proposed?

A.	As part of its ongoing review of the products it offers, Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, proposed the Reorganization due to certain similarities in the strategies of the Funds and the operating cost savings and efficiencies expected to result from the Reorganization. The Reorganization will allow shareholders of the Target Fund to continue their investment in a fund with the same investment objective, similar investment strategies and the same portfolio managers. The Adviser and the Board believe that the Acquiring Fund following the Reorganization will recognize operating cost savings and operational efficiencies because the fixed costs involved with operating a fund will be spread across a larger asset base following the Reorganization, and the need to provide certain duplicative services to separate stand-alone funds will be eliminated. Based on fee and expense information as of the date presented in the Proxy Statement/Prospectus, the Reorganization is expected to result in lower total annual fund operating expenses before and after waivers for shareholders of each class of shares of the Target Fund (as shareholders of the combined fund following the Reorganization). See “How will the Reorganization impact fees and expenses?” at page iii below.

Q.	How will the Reorganization affect my shares?

A.	Upon the closing of the Reorganization, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total net asset value to the total net asset value of the Target Fund shares surrendered by such shareholder. Shareholders of Class A shares, Class C shares, Class I shares and Class R6 shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in the Reorganization?

A.

The front-end sales load on Class A shares received in the Reorganization will be waived. If your Target Fund shares are subject to a contingent deferred sales charge (“CDSC”), which may be the case for either Class A share purchases of $1 million or more that were not subject to a front-end sales load or Class C shares, the Acquiring Fund shares that you receive in the

Reorganization will be subject to a CDSC if they are redeemed within 18 months of the date you purchased your Target Fund Class A shares subject to a CDSC and within 12 months of the date you purchased your Target Fund Class C shares.

Q.	Are the Funds managed by the same sub-adviser?

A.	Both Funds are sub-advised by Nuveen Asset Management, LLC (the “Sub-Adviser”) and managed by Robert C. Doll and Scott M. Tonneson. Both Mr. Doll and Mr. Tonneson will continue to serve as portfolio managers for the Acquiring Fund upon completion of the Reorganization.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

The Funds’ investment objectives are the same. The investment objective of each Fund is long-term capital appreciation. Each Fund seeks to achieve its objective primarily by investing in large capitalization equity securities that are included in the Russell 1000® Index. However, the Target Fund is non-diversified and pursues its investment objective by investing in a portfolio of 15-30 equity securities, whereas the Acquiring Fund invests in a diversified portfolio of equity securities, with no specified limit on the number of securities in its portfolio.

Under normal market conditions, the Target Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Substantially all of the equity securities in which the Target Fund invests will be included in the Target Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Acquiring Fund invests will be included in the Acquiring Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

The Sub-Adviser for each Fund selects securities using an investment process that combines quantitative techniques, fundamental analysis and risk management techniques. Each Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

The principal risks of investing in each Fund are similar. An investment in the Target Fund is subject to an additional principal risk related to its status as a non-diversified fund (Non-Diversification Risk), whereas this is not a principal risk of investing in the Acquiring Fund, which is a diversified fund. See the section of the Proxy Statement/Prospectus entitled “Risk Factors” for a comparison of and additional information regarding each Fund’s principal investment risks.

ii

A more detailed comparison of the investment objectives, policies and risks of the Funds is contained in the Proxy Statement/Prospectus.

Q.	Will the portfolio of the Target Fund be repositioned prior to the Reorganization?

A.	Yes. Prior to the Reorganization, it is estimated that approximately 66% (or $67,321,635) of the Target Fund’s investment portfolio will be sold. If such sales had occurred as of January 31, 2018, it is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $26,496 (or 0.03% of the Target Fund’s net assets) for the Target Fund, based on average commission rates normally paid by the Target Fund. These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income, which will be taxable to shareholders. See “Will the Reorganization have tax consequences to me?” below.

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion (i.e., 5% or more of net assets) of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions.

Q.	How will the Reorganization impact fees and expenses?

A.	If the Reorganization had taken place as of the date in the Fees and Expenses table in the Proxy Statement/Prospectus, the pro forma total annual fund operating expenses before and after waivers of the Acquiring Fund following the Reorganization would have been lower than the total annual fund operating expenses before and after waivers of the Target Fund for all share classes. The lower total annual fund operating expenses after waivers of the Acquiring Fund following the Reorganization are based on an expense cap that is in place through July 31, 2020. If this expense cap is not renewed after the July 31, 2020 expiration date, total annual fund operating expenses after waivers of the Acquiring Fund could increase depending upon, among other things, the size of the Acquiring Fund at that time.

Pro forma amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the section entitled “Comparison of the Funds—Fees and Expenses” in the Proxy Statement/Prospectus for additional information.

Q.	Will the Reorganization have tax consequences to me?

A.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. In addition, the Target Fund may recognize gains or losses as a result of

iii

portfolio sales effected prior to the Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund to its shareholders, and may increase or decrease the Target Fund’s capital loss carryforwards. If such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $8.8 million (approximately $2.72 per share).

Q.	Who will bear the costs of the Reorganization?

A.	Nuveen Fund Advisors or its affiliates (collectively, “Nuveen”) will absorb the costs of the Reorganization, which are estimated to be approximately $225,000.

Q.	What is the timetable for the Reorganization?

A.	If approved by the Target Fund’s shareholders at the special meeting of shareholders on June 18, 2018, the Reorganization of the Target Fund is expected to occur at the close of business on July 27, 2018 or as soon as practicable thereafter.

General

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at (888) 916-1753 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in person, by mail, by telephone or over the Internet:

•

To vote in person, please attend the special meeting of shareholders and bring your photographic identification. If you hold your Target Fund shares through a bank, broker or other nominee, you must also bring satisfactory proof of ownership of those shares and a “legal proxy” from the nominee.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

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Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal. If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand alone fund, liquidating the Target Fund, or such other options the Board may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the issue, and your Fund will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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APRIL 26, 2018

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Nuveen Concentrated Core Fund (the “Target Fund”) (the “Special Meeting”). The Special Meeting is scheduled for June 18, 2018, at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606.

At the Special Meeting, you will be asked to consider and approve a very important proposal for your fund. You are being asked to consider the reorganization of your fund into Nuveen Large Cap Core Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each a “Fund”) (the “Reorganization”).

Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, has proposed the Reorganization due to certain similarities in the strategies of the Funds and the operating cost savings and efficiencies expected to result from the Reorganization. The Adviser and the Board of Trustees of Nuveen Investment Trust believe that the shareholders of the Target Fund will benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds pursuant to the Reorganization. The Reorganization is expected to result in lower gross and net expenses for shareholders of each share class of the Target Fund following the Reorganization. The Board of Trustees believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about the proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

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APRIL 26, 2018

NUVEEN CONCENTRATED CORE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2018

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Nuveen Concentrated Core Fund (the “Target Fund”), a series of Nuveen Investment Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on June 18, 2018 at 2:00 p.m., Central time (the “Special Meeting”), for the purposes described below.

1.	To approve an Agreement and Plan of Reorganization (and the related transactions), which provides for (i) the transfer of all the assets of the Target Fund to Nuveen Large Cap Core Fund (the “Acquiring Fund”) in exchange solely for Class A, Class C, Class I and Class R6 shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to the shareholders of Class A, Class C, Class I and Class R6 shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on April 16, 2018 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

PROXY STATEMENT/PROSPECTUS

DATED APRIL 26, 2018

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN CONCENTRATED CORE FUND

by

NUVEEN LARGE CAP CORE FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Concentrated Core Fund (the “Target Fund”), a series of Nuveen Investment Trust, a Massachusetts business trust (the “Trust”), and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on June 18, 2018 at 2:00 p.m., Central time and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Nuveen Large Cap Core Fund (the “Acquiring Fund”), also a series of the Trust. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

If shareholders approve the Reorganization of the Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total net asset value to the total net asset value of the Target Fund shares surrendered by such shareholder. Holders of shares of the Target Fund will receive the same class of shares of the Acquiring Fund as they currently hold. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund. The address and telephone number of the principal executive office of the Funds and the Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about May 1, 2018. Shareholders of record as of the close of business on April 16, 2018 are entitled to vote at the Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, Class C, Class I and Class R6 shares of the Acquiring Fund, as applicable) and constitutes an offering of Class A, Class C, Class I and Class R6 shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference and also accompany this Proxy Statement/Prospectus:

(i)	the Acquiring Fund’s prospectus dated December 29, 2017, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619); and

(ii)	the audited financial statements contained in the Acquiring Fund’s Annual Report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended August 31, 2017 (File No. 811-07619).

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated April 26, 2018 (the “Reorganization SAI”);

(ii)	the Target Fund’s prospectus dated December 29, 2017, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 333-03715 and 811-07619);

(iii)	the audited financial statements contained in the Target Fund’s Annual Report, only insofar as they relate to the Target Fund, for the fiscal year ended August 31, 2017 (File No. 811-07619); and

(iv)	the Funds’ statement of additional information dated December 29, 2017, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Funds (File Nos. 333-03715 and 811-07619).

No other parts of the Funds’ Annual Report are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Large Cap Core Fund Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board of Trustees believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. If shareholders of the Target Fund approve the Reorganization and it is completed, the Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. See the section entitled “Comparison of the Funds” below for a comparison of investment policies, fees and expenses, and other matters. This Proxy Statement/Prospectus constitutes an offering of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. The Adviser has proposed the Reorganization of the Target Fund into the Acquiring Fund due to certain similarities in the strategies of the Funds and the operating cost savings and efficiencies expected to result from the Reorganization.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by (i) the Trust, on behalf of each Fund, and (ii) the Adviser (the “Agreement”).

The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C, Class I and Class R6 shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to the shareholders of Class A, Class C, Class I and Class R6 shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.

If shareholders of the Target Fund approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved the Reorganization and the Agreement at a meeting held on February 27–March 1, 2018. The Board of Trustees recommends a vote “FOR” the Reorganization.

Nuveen Fund Advisers or its affiliates (collectively, “Nuveen”) will absorb the costs of the Reorganization, which are estimated to be approximately $225,000.

The Board of Trustees is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on June 18, 2018. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Target Fund’s shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on July 27, 2018 or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund, or other options the Board of Trustees may consider. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by the other Fund of any representation, warranty or agreement contained in the Agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

Comparison of Investment Objectives and Investment Policies

The Funds’ investment objectives are the same. The investment objective of each Fund is long-term capital appreciation. Both Funds seek to achieve their objectives primarily by investing in large capitalization equity securities that are included in the Russell 1000® Index. However, the Target Fund is non-diversified and pursues its objective by investing in a portfolio of 15-30 equity securities, whereas the Acquiring Fund invests in a diversified portfolio of equity securities, with no specified limit on the number of securities in its portfolio.

Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in large-capitalization companies. Large-capitalization companies are defined as companies with market capitalizations within the market capitalization range of companies included in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. On June 30, 2017 (the last business day of the month in which the most recent reconstitution was completed), the range of market capitalizations of companies in the index was $1.8 billion to $744.6 billion.

The Target Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Target Fund invests will be included in the Target Fund’s benchmark index, the Russell 1000® Index, at the time of purchase. Under normal market conditions, the Target Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Target Fund’s sub-adviser will focus on larger capitalization companies in the Russell 1000® Index.

For each Fund, the Fund’s sub-adviser selects securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Each Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

Each Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class. Each Fund offers four classes of shares: Class A, Class C, Class I and Class R6 shares. Each Fund has also established and designated (but is not currently offering) Class T shares. On May 31, 2017, the Adviser seeded Class T shares of the Acquiring Fund. There are currently no outstanding Class T shares of the Target Fund. The corresponding classes of each Fund have the same investment eligibility criteria. Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any net capital gains are normally distributed at least once a year. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the close of regular trading on the New York Stock Exchange on the Closing Date, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

If the Reorganization had occurred as of January 31, 2018, it is estimated that approximately 66% (or $67,321,635) of the Target Fund’s portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $26,496 (or 0.03% of the Target Fund’s net assets) for the Target Fund, based on average commission rates normally paid by the Target Fund. These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales had occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $8.8 million (approximately $2.72 per share).

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion (i.e., 5% or more of net assets) of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions.

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Risks.”

Because the Funds have similar principal investment strategies, the principal risks of investing in each Fund are similar. An investment in the Target Fund is subject to an additional principal risk related to its status as a non-diversified fund (Non-Diversification Risk), whereas this is not a principal risk of investing in the Acquiring Fund, which is a diversified fund. The following table provides a comparison of the types of investment risks associated with an investment in each Fund.

Principal Investment Risks	Target Fund	Acquiring Fund
Active Management Risk	X	X
Cybersecurity Risk	X	X
Equity Security Risk	X	X
Frequent Trading Risk	X	X
Futures Contract Risk	X	X
Investment Strategy Risk	X	X
Large-Cap Stock Risk	X	X
Non-Diversification Risk	X	—

A description of these principal investment risks is also provided below.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-Diversification Risk—As a non-diversified fund, the Target Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund, such as the Acquiring Fund.

Comparison of the Funds

Investment Objectives

The Funds’ investment objectives are the same. The investment objective of each Fund is long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

Principal Investment Strategies

Both Funds invest primarily in equity securities, substantially all of which are included in the Russell 1000® Index. However, the investment strategies of the Target Fund and the Acquiring Fund differ in certain respects. The Target Fund is a non-diversified fund and pursues its objective by investing in a portfolio of 15-30 equity securities. The Acquiring Fund is a diversified fund that invests in a diversified portfolio of equity securities of large-capitalization companies, with no specified limit on the number of securities in its portfolio. Each Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund. The table below summarizes each Fund’s principal investment strategies and highlights relevant differences.

Target Fund	Acquiring Fund	Differences
Principal Strategy:	Principal Strategy:

The Target Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Target Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase. Under normal market condition the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities.

The Target Fund’s Sub-Adviser will focus on larger capitalization companies in the Russell 1000® Index. On June 30, 2017 (the last business day of the month in which the most recent reconstitution was completed), the range of market capitalizations of companies in the index was $1.83 billion to $794.74 billion.

Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies, which are defined as companies with market capitalizations within the market capitalization range of companies included in the Russell 1000® Index. On June 30, 2017 (the last business day of the month in which the most recent reconstitution was completed), the range of market capitalizations of companies in the index was $1.83 billion to $794.74 billion.

Substantially all of the equity securities in which the Acquiring Fund invests will be included in the Acquiring Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

The Target Fund invests in fewer issuers than the Acquiring Fund.

Futures Contracts:	Futures Contracts:

The Target Fund may enter into stock index futures contracts to manage cash flows into and out of the Target Fund.	The Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Acquiring Fund.	None.

Diversification:	Diversification:

The Target Fund is a non-diversified company under the 1940 Act.	The Acquiring Fund is a diversified company under the 1940 Act.	The Target Fund may invest in fewer issuers than the Acquiring Fund.

Additional Information Regarding Principal Investment Strategies. In managing each Fund, each Fund’s sub-adviser, Nuveen Asset Management, LLC (the “Sub-Adviser” or “Nuveen Asset Management”), will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. The Sub-Adviser will add securities to each Fund’s portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the Sub-Adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Sub-Adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

In evaluating the Reorganization, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “Risk Factors.”

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the Acquiring Fund following the Reorganization. Shareholder fees reflect the fees currently in effect for each Fund. Annual fund operating expenses reflect the actual expenses of the Funds for their fiscal year ended August 31, 2017, except where otherwise indicated. Fee Waivers and/or Expense Reimbursements of the Acquiring Fund have been restated to reflect the Acquiring Fund’s expense cap that is currently in effect. The Acquiring Fund Pro Forma fees and expenses are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of August 31, 2017.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Class A(1)	5.75%	5.75%	5.75%
Class C	None	None	None
Class I	None	None	None
Class R6	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(2)
Class A	None	None	None
Class C	1.00%	1.00%	1.00%
Class I	None	None	None
Class R6	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None
Class C	None	None	None
Class I	None	None	None
Class R6	None	None	None
Exchange Fee
Class A	None	None	None
Class C	None	None	None
Class I	None	None	None
Class R6	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)(3)
Class A	$15	$15	$15
Class C	$15	$15	$15
Class I	$15	$15	$15
Class R6	None	None	None

(1)	No front-end sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. Additional information regarding sales load waivers for Class A shares can be found in the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.”
(2)

Class C shares are subject to a contingent deferred sales charge if redeemed within 12 months of purchase. Class A share purchases of $1 million or more that were not subject to a front-end sales load are subject to a contingent deferred sales charge if redeemed within 18 months of purchase. For shares received in the Reorganization, such charge will be applied to Class C and Class A shares redeemed within 12 months and 18 months, respectively, of purchase of your Target Fund shares.
(3)	Fee applies to the following types of accounts under $1,000 held directly with a Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund		Acquiring Fund(1)		Acquiring Fund Pro Forma(1)
Management Fees
Class A	0.71%		0.65%		0.65%
Class C	0.71%		0.65%		0.65%
Class I	0.71%		0.65%		0.65%
Class R6	0.71%		0.65%		0.65%
Distribution and Service (12b-1) Fees
Class A	0.25%		0.25%		0.25%
Class C	1.00%		1.00%		1.00%
Class I	0.00%		0.00%		0.00%
Class R6	0.00%		0.00%		0.00%
Other Expenses
Class A	0.30%		0.15%		0.16%
Class C	0.30%		0.15%		0.16%
Class I	0.31%		0.15%		0.16%
Class R6	0.20%		0.08%		0.09%
Total Annual Fund Operating Expenses
Class A	1.26%		1.05%		1.06%
Class C	2.01%		1.80%		1.81%
Class I	1.02%		0.80%		0.81%
Class R6	0.91%		0.73%		0.74%
Fee Waivers and/or Expense Reimbursements
Class A	(0.18	)%(2)	(0.05	)%(3),(4)	(0.08	)%(5)
Class C	(0.18	)%(2)	(0.05	)%(3),(4)	(0.08	)%(5)
Class I	(0.19	)%(2)	(0.05	)%(3),(4)	(0.08	)%(5)
Class R6	(0.18	)%(2)	(0.05	)%(3),(4)	(0.08	)%(5)
Total Annual Fund Operating Expenses – After Fee Waivers and/or Expense Reimbursements
Class A	1.08%		1.00%		0.98%
Class C	1.83%		1.75%		1.73%
Class I	0.83%		0.75%		0.73%
Class R6	0.73%		0.68%		0.66%

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the fees and expenses attributable to each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of the Target Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Target Fund.
(3)	Fee Waivers and/or Expense Reimbursements for the Acquiring Fund have been restated to reflect current expense caps.

(4)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of the Acquiring Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Acquiring Fund.
(5)	Nuveen Fund Advisors has agreed that, effective upon the closing of the Reorganization, it will waive fees and/or reimburse expenses for the Acquiring Fund through July 31, 2020 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of the combined fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the Acquiring Fund following the Reorganization. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. For purposes of calculating the impact of each Fund’s and the Acquiring Fund Pro Forma’s fee waivers and expense reimbursements in the examples below, the fee waivers and expense reimbursements are taken into account for the periods stated in the table above assuming an effective date of August 1, 2018 (the first day of the month following the actual expected closing of the Reorganization) (i.e. from August 1, 2018 through July 31, 2019 in the case of the Target Fund and the Acquiring Fund, and from August 1, 2018 through July 31, 2020 in the case of the Acquiring Fund Pro Forma). These amounts are estimated; actual operating expenses will vary based on asset size and other factors.

The examples below assume that you sell your shares at the end of a period, but the estimated costs are the same if you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
1 Year
Class A	$679	$671	$669
Class C	$186	$178	$176
Class I	$85	$77	$75
Class R6	$75	$69	$67
3 Years
Class A	$935	$885	$877
Class C	$613	$562	$554
Class I	$306	$250	$242
Class R6	$272	$228	$220
5 Years
Class A	$1,211	$1,116	$1,111
Class C	$1,066	$970	$965
Class I	$545	$439	$433
Class R6	$486	$401	$395

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
10 Years
Class A	$1,995	$1,780	$1,781
Class C	$2,323	$2,112	$2,113
Class I	$1,231	$985	$986
Class R6	$1,103	$902	$903

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, and these figures are applicable to purchases of Acquiring Fund shares made after completion of the Reorganization. However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with the Reorganization. Based on the assumptions described above, and removing the effect of the sales charge, your costs of investing in Class A shares received in connection with the Reorganization would be:

Class A Shares	Acquiring Fund Pro Forma
1 Year	$100
3 Years	$321
5 Years	$569
10 Years	$1,279

Performance Information

The total returns of each Fund for the periods ended December 31, 2017, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The bar charts below illustrate calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar charts and the highest/lowest quarterly return information that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below illustrate average annual total returns for the one-year and since-inception periods ended December 31, 2017 for each Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and, consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Funds is available at www.nuveen.com/performance or by calling (800) 257-8787.

Target Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Target Fund’s Class A highest and lowest quarterly returns were 7.54% and –8.81%, respectively, for the quarters ended December 31, 2014 and September 30, 2015.

Acquiring Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Acquiring Fund’s Class A highest and lowest quarterly returns were 6.57% and –8.76%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

	Average Annual Total Returns for the Periods Ended December 31, 2017
Target Fund	Inception Date	1 Year	Since Inception (Class A, Class C and Class I)	Since Inception (Class R6)
Class A (return before taxes)	6/17/13	10.02%	10.56%	N/A
Class A (return after taxes on distributions)		9.41%	9.91%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		6.18%	8.22%	N/A
Class C (return before taxes)	6/17/13	15.82%	11.16%	N/A
Class I (return before taxes)	6/17/13	17.00%	12.28%	N/A
Class R6 (return before taxes)	6/30/16	17.11%	N/A	16.81%
Russell 1000® Index(1) (reflects no deduction for fees, expenses or taxes)		21.69%	13.64%	15.89%
Lipper Large Cap Core Funds Category Average(2) (reflects no deduction for taxes or sales loads)		20.65%	12.14%	14.30%

(1)	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Large Cap Core Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2017
Acquiring Fund	Inception Date	1 Year	Since Inception (Class A, Class C and Class I)	Since Inception (Class R6)
Class A (return before taxes)	6/17/13	12.63%	12.76%	N/A
Class A (return after taxes on distributions)		10.79%	11.84%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		7.50%	9.80%	N/A
Class C (return before taxes)	6/17/13	18.65%	13.39%	N/A
Class I (return before taxes)	6/17/13	19.79%	14.52%	N/A
Class R6 (return before taxes)	6/30/16	19.89%	N/A	22.71%
Russell 1000® Index(1) (reflects no deduction for fees, expenses or taxes)		21.69%	13.64%	15.89%
Lipper Multi-Cap Core Funds Category Average(2) (reflects no deduction for taxes or sales loads)		19.47%	11.53%	14.07%

(1)	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year Ended	Rate
Target Fund	8/31/17	137%
Acquiring Fund	8/31/17	121%

Fundamental Investment Restrictions

The Funds have the same fundamental investment restrictions, listed below, except that the Acquiring Fund is diversified for purposes of the 1940 Act as explained in the additional investment restriction listed below for the Acquiring Fund, and the Target Fund is non-diversified for the purposes of the 1940 Act. Each Fund has adopted a policy of not concentrating its investments in any industry, as explained in (7) below. These fundamental investment restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting shares. For this purpose, a majority of a Fund’s outstanding voting shares means the vote of (1) 67% or more of the Fund’s shares, voting as a single class, present at a meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, voting as a single class, whichever is less.

Fundamental Investment Restrictions Applicable to Both Funds

Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(2) Act as an underwriter of another issuer’s securities, except to the extent that the Target Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(3) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(4) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Target Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Target Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(6) Issue senior securities, except as permitted under the 1940 Act.

(7) Purchase the securities of any issuer if, as a result, 25% or more of the Target Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

Additional Fundamental Investment Restriction Applicable to the Acquiring Fund

The Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting shares:

With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Acquiring Fund’s total assets would be invested in securities of that issuer, or (ii) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

For each Fund, except with respect to the limitation set forth in number (1) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For each Fund, for purposes of applying the limitations set forth in numbers (1) and (6) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (2).

For each Fund, for purposes of applying the limitation set forth in number (3) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (3).

For each Fund, for purposes of applying the limitation set forth in number (7) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (7) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Investment Adviser and Sub-Adviser

Each Fund is managed by Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), which offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors, is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2017, Nuveen, LLC managed approximately $970 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (previously defined as the “Sub-Adviser” or “Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management will continue to serve as the sub-adviser to the Acquiring Fund following the Reorganization.

Portfolio Managers

The portfolio managers for each Fund are Robert C. Doll and Scott M. Tonneson. Mr. Doll has served as portfolio manager of each Fund since June 2013. Mr. Tonneson has served as portfolio manager of each Fund since December 2015. Mr. Doll and Mr. Tonneson will continue to manage the Acquiring Fund following the Reorganization.

Robert C. Doll, CFA, joined Nuveen Asset Management on November 26, 2012, as Senior Portfolio Manager and Chief Equity Strategist. Prior to joining Nuveen Asset Management, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) from July 2012 to November 2012 and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities from January 2009 to June 2012 and Head of Equities from October 2006 to December 2008.

Scott M. Tonneson, CFA, entered the financial services industry in 1994 and joined Nuveen Asset Management in 2007.

For a complete description of the advisory services provided to each Fund, see the section of each Fund’s prospectus entitled “Who Manages the Funds” and the sections of the Funds’ statement of additional information entitled “Investment Adviser” and “Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the Funds’ statement of additional information.

Advisory and Other Fees

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Trust, on behalf of the Funds, each Fund currently pays Nuveen Fund Advisors a fund-level fee, payable monthly, at the annual rate set forth below:

Current Fund-Level Fee Schedule for the Target Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For the next $3 billion	0.4750%
For the next $2.5 billion	0.4500%
For the next $2.5 billion	0.4375%
For net assets over $10 billion	0.4250%

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For the next $2.5 billion	0.4000%
For the next $2.5 billion	0.3875%
For net assets over $10 billion	0.3750%

In addition to the fund-level fee, each Fund pays Nuveen Fund Advisors a complex-level fee. The maximum complex-level fee is an annual rate of 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of up to $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s complex-level fee rate is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American funds effective January 1, 2011. As of August 31, 2017, the effective complex-level fee rate was 0.1599% for each Fund.

Each Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of the Trust at an in-person meeting held on May 23-25, 2017. Information regarding the Board of Trustees’ considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement for each Fund is available in the Fund’s Annual Report for the fiscal year ended August 31, 2017.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Target Fund through July 31, 2019 so that the Total Annual Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of the Target Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Acquiring Fund through July 31, 2019 so that the Total Annual Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of the Acquiring Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Nuveen Fund Advisors has agreed that, effective upon the closing of the Reorganization, it will waive fees and/or reimburse expenses for the Acquiring Fund following the Reorganization through July 31, 2020 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of the combined fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

For each Fund’s fiscal year ended August 31, 2017, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements) as a percentage of the Fund’s average daily net assets:

Management Fee Rate
Target Fund	0.52%
Acquiring Fund	0.60%

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, for each Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares. For each Fund, Class I and Class R6 shares are not subject to either distribution or service fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of the Funds’ prospectus entitled “What Share Classes We Offer” and the section of the Funds’ statement of additional information entitled “Distribution and Service Plan.”

Board Members and Officers

The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the investment management agreement for each Fund, is the responsibility of the Board of Trustees. Each Fund has the same individuals serving as Trustees and officers. As of the date of this Proxy Statement/Prospectus, there are eleven members of the Board of Trustees, one of whom is an “interested person” (as defined in the 1940 Act) and ten of whom are not interested persons (the “Independent Board Members”). The names and business addresses of the Trustees and officers of each Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the statement of additional information, as supplemented, for the Funds incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

Each Fund currently offers four classes of shares: Class A, Class C, Class I and Class R6. Each Fund has also established and designated (but is not currently offering) Class T shares. On May 31, 2017, the Adviser seeded Class T shares of the Acquiring Fund. There are currently no outstanding Class T shares of the Target Fund. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or, with respect to Class I and Class R6 shares only, directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. Any Acquiring Fund Shares received in exchange for Target Fund shares pursuant to the Reorganization will be subject to the Acquiring Fund’s standard fee structure applicable to the class of Acquiring Fund shares received. Class A shares of the Acquiring Fund are subject to a sales load that will apply to purchases of Acquiring Fund shares made after completion of the Reorganization; however, the sales load will be waived for shares issued in the Reorganization. Class C shares of the Acquiring Fund, as well as Acquiring Fund Class A share purchases of $1 million or more, which are not subject to a front-end sales load, are subject to a contingent deferred sales charge which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization. With respect to Class A and Class C Acquiring Fund shares received in the Reorganization, in exchange for Target Fund shares subject to a contingent deferred sales charge, your shares will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you purchased your Target Fund Class C shares and within 18 months of the date you purchased your Target Fund Class A shares that are subject to the contingent deferred sales charge as described above. Class R6 shares, which are available to certain qualified retirement plans and other investors, and Class I shares are not subject to sales charges or ongoing service or distribution fees. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive shares in connection with the Reorganization. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

	Class A and Class C	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts through fee-based programs.

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in the Reorganization will not result in taxable gain or loss to the shareholder for federal income tax purposes.

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the SEC. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

The Funds will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s prospectus entitled “How You Can Buy and Sell Shares” and “General Information,” and the section of each Fund’s statement of additional information entitled “Purchase and Redemption of Fund Shares.”

The Target Fund and the Acquiring Fund normally declare and pay income dividends and any capital gain distributions annually. If the Reorganization is approved by the Target Fund shareholders, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of the Proxy Statement/Prospectus entitled “Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information. See the section entitled “Distribution and Service Payments” in the Funds’ prospectus for additional information.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in the Reorganization SAI, and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Approval of the Proposed Reorganization by the Board of Trustees

Based on the considerations described below, the Board of Trustees, including the Independent Board Members, has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Trustees, including the Independent Board Members, has also determined that the Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. At a meeting held on February 27 – March 1, 2018 (the “February Meeting”), the Board of Trustees approved the Reorganization and recommended that the shareholders of the Target Fund vote in favor of the Reorganization.

As part of its ongoing review of the products it offers, the Adviser proposed the Reorganization due to certain similarities in the strategies of the Funds and the operating cost savings and efficiencies expected to result from the Reorganization. The Adviser and the Board of Trustees believe that the combined fund will recognize operating cost savings and operational efficiencies because the fixed costs involved with operating a fund will be spread across a larger asset base following the Reorganization, and the need to provide certain duplicative services to separate stand-alone funds will be eliminated.

At the February Meeting, the Adviser provided the Board of Trustees with information regarding the proposed Reorganization and potential alternatives to the proposed Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. Based on the foregoing, the Board of Trustees considered the following factors, among others, in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including the cap on the combined fund’s expenses agreed to by the Adviser;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the existing shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board of Trustees noted that the investment objective of each Fund is long-term capital appreciation. Further, the Board of Trustees noted that while each Fund invests primarily in equity securities of large-capitalization companies that are included in the Russell 1000® Index, the Target Fund is non-diversified and pursues its investment objective by investing in a portfolio of 15-30 equity securities, whereas the Acquiring Fund invests in a diversified portfolio of equity securities, with no specified limit on the number of securities in its portfolio. With respect to compatibility of risks, the Board of Trustees recognized that each Fund is subject to risks associated with its investments in equity securities. However, in connection with the differences in their principal investment strategies noted above, the Target Fund is subject to non-diversification risk, whereas this is not a principal risk of investing in the Acquiring Fund, which is a diversified fund. Further, the Independent Board Members noted that an increase in portfolio turnover in the Target Fund was expected to occur prior to the Reorganization in connection with aligning the portfolio of the Target Fund with that of the Acquiring Fund.

Consistency of Portfolio Management

The Board of Trustees noted that the Funds have the same investment adviser, sub-adviser and portfolio management teams. The Board of Trustees considered that the portfolio managers of each Fund would continue to serve as portfolio managers of the combined fund after the Reorganization.

Relative Sizes

The Board of Trustees noted that the Acquiring Fund was larger than the Target Fund and that combining the Funds will create a larger fund which should provide additional benefits to shareholders, as fixed operating expenses of the combined fund following the Reorganization will be spread over a larger asset base. See “Fees and Expense Ratios” below.

Relative Investment Performance

The Board of Trustees considered the relative investment performance of the Funds over various periods. The Board of Trustees observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed the Target Fund for the one- and three-year periods ended January 31, 2018. The Board of Trustees also noted that, with respect to Class A shares, although the Acquiring Fund underperformed the Target Fund for the 2014 and 2015 calendar years, the Acquiring Fund outperformed the Target Fund for the 2016 and 2017 calendar years.

Fees and Expense Ratios

The Board of Trustees considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganization) and the impact of expense caps, if any. In this regard, for the Target Fund, the Independent Board Members noted that after closing the Reorganization, the gross and net annual operating expense ratios of the combined fund were expected to be lower than the gross and net annual operating expense ratios, respectively, of the Target Fund for all share classes. The Independent Board Members also noted that the contractual management fee was lower for the combined fund than for the Target Fund. In addition, the Independent Board Members also considered the temporary expense cap to which the Adviser agreed for the combined fund which would be in effect until July 31, 2020 and was lower than the current expense cap applicable to the Target Fund.

Tax Consequences of the Reorganization

The Board of Trustees considered the tax implications of the Reorganization. The Board of Trustees noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board of Trustees recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards, if any, that an acquiring fund may use in any one year. The Board of Trustees further noted that there may be some gains resulting from portfolio realignment prior to the Reorganization that could result in less of the Target Fund’s unrealized capital gains being transferred to the combined fund and in increased distributions of net capital gains and net investment income to Target Fund shareholders prior to the Reorganization.

Costs of the Reorganization

The Board of Trustees considered the costs of the Reorganization. In this regard, the Board of Trustees noted that it was expected that the Adviser or its affiliates would absorb the costs of the Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total net asset value to the total net asset value of the shares of the Target Fund surrendered. Holders of Class A, Class C, Class I and Class R6 shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Effect on Shareholder Rights

The Board of Trustees noted that holders of Class A, Class C, Class I and Class R6 shares of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees. The Board of Trustees also considered that each Fund is a series of the Trust, a Massachusetts business trust. In this regard, the rights of each Fund’s shareholders are the same under the Trust’s declaration of trust.

Alternatives to the Reorganization

In considering any available alternatives, the Board of Trustees noted that it could have decided to liquidate the Target Fund; however, the Board of Trustees did not believe this option was in the best interests of shareholders of the Target Fund, as liquidation is a taxable event.

Potential Benefits to the Adviser and Its Affiliates

The Board of Trustees recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, cost savings as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion

The Board of Trustees, including the Independent Board Members, approved the Reorganization, concluding that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. The Board of Trustees did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Proposed Reorganization

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix I. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of the Reorganization, each Target Fund Class A, Class C, Class I and Class R6 shareholder will receive a number of Acquiring Fund Class A, Class C, Class I and Class R6 shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Class A, Class C, Class I and Class R6 shares surrendered by such shareholder.

The Board of Trustees determined that the Reorganization is in the best interests of each Fund, and the Board of Trustees has further determined that the interests of the existing shareholders of such Funds would not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by the other Fund of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the closing, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See “Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. Each Fund has established and designated eight classes of shares, par value $0.01 per share, consisting of Class A, Class B, Class C, Class D, Class I, Class R3, Class R6 and Class T. With respect to the Acquiring Fund, there are no Class B, Class D or Class R3 shares currently outstanding, and the Adviser seeded Class T shares on May 31, 2017. With respect to the Target Fund, there are no Class B, Class D, Class R3 or Class T shares currently outstanding. Class A, Class C, Class I and Class R6 shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. The Trust’s declaration of trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of each Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. Each Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has ten series, including the Acquiring Fund and the Target Fund, and the Board of Trustees may, in its sole discretion, create additional series from time to time. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of each Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s declaration of trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Shareholders of the Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the assets of each Fund. DST Asset Manager Solutions, Inc. serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

KPMG LLP serves as the independent auditors for each Fund. Nuveen Securities, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, the Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of their Target Fund shares solely for Acquiring Fund shares.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the close of regular trading on the New York Stock Exchange on the Closing Date, the Target Fund will declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including sales anticipated in connection with the repositioning described below, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

The Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of such portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

If the Reorganization had occurred as of January 31, 2018, it is estimated that approximately 66% (or $67,321,635) of the Target Fund’s portfolio would have been sold. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $8.8 million (approximately $2.72 per share).

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of January 31, 2018, the Funds had no unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

Nuveen will absorb the costs of the Reorganization, which are estimated to be approximately $225,000.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $10,500 plus reasonable expenses, which is included in the expense estimate above.

Description of Massachusetts Business Trusts

Each Fund is a series of the Trust, a Massachusetts business trust organized on May 6, 1996. The following description is based on relevant provisions of applicable Massachusetts law and the Funds’ operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and the Funds’ operative documents.

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s declaration of trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

The Trust, of which each Fund is a series, is governed by its Declaration of Trust and by-laws. Under the Trust’s Declaration of Trust, any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the Trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the Trustees are binding upon the Trust’s series and its shareholders, and shares of the Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Trust’s governing documents.

Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Chairman of the Board of Trustees, the Chief Administrative Officer or two or more Trustees and must be called at written request of shareholders owning at least 10% of the outstanding shares entitled to be cast at the meeting. The by-laws of the Trust provide that the holders of a majority of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the by-laws, the Declaration of Trust and by-laws of the Trust provide that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of Trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the Trustees.

Election and Removal of Trustees. The Declaration of Trust provides that the Trustees determine the size of the Board of Trustees, subject to a minimum of two and a maximum of 12. Under the Trust’s Declaration of Trust, each Trustee holds office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the Trustee’s successor is elected and qualified, and Trustees may serve terms of unlimited duration. It also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining Trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under the Declaration of Trust, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the Trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the Trustees may determine.

Series and Classes. The Declaration of Trust gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust. Amendments to the Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the Trustees without a shareholder vote. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the Trustees contained in its Declaration of Trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Declaration of Trust may require voting by series or class.

Shareholder, Trustee and Officer Liability. The Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a Trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the Trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to the Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trust and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the capitalization of the Target Fund and the Acquiring Fund as of August 31, 2017, and the pro forma capitalization of the Acquiring Fund following the Reorganization. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

Capitalization Table as of August 31, 2017 (Unaudited)

	Target Fund	Acquiring Fund(1)	Pro Forma Adjustments(2)		Acquiring Fund Pro Forma(1)
Net Assets
Class A	$16,148,669	$65,198,605	$(5,001	)(3)	$81,342,273
Class C	20,612,532	71,087,228	—	(3)	91,699,760
Class R6	31,787	17,095,285	(177	)(3)	17,126,895
Class I	59,159,999	315,336,741	(9,160	)(3)	374,487,580
Class T	—	26,049	—	(3)	26,049

Total	$95,952,987	$468,743,908	$(14,338	)(3)	$564,682,557

Shares Outstanding
Class A	540,033	2,086,335	(23,440	)(4)	2,602,928
Class C	702,035	2,309,842	(32,271	)(4)	2,979,606
Class R6	1,061	545,669	(51	)(4)	546,679
Class I	1,974,711	10,070,988	(85,596	)(4)	11,960,103
Class T	—	833	—		833

Total	3,217,840	15,013,667	(141,358	)(4)	18,090,149

Net Asset Value Per Share
Class A	$29.90	$31.25			$31.25
Class C	$29.36	$30.78			$30.78
Class R6	$29.97	$31.33			$31.33
Class I	$29.96	$31.31			$31.31
Class T	—	$31.29			$31.29
Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R6	Unlimited	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited
Class T	Unlimited	Unlimited			Unlimited

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the net assets, shares outstanding, and net asset value per share of each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The pro forma balances are presented as if the Reorganization was effective as of August 31, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about July 23, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(3)	The expenses associated with the proposed Reorganization are estimated to be approximately $225,000. Nuveen will absorb all costs of the Reorganization. These figures assume the Target Fund will be required to distribute its tax basis undistributed net investment income of $605,540 and tax basis accumulated net realized gains of $880,187 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 98%, 100%, 64%, and 99% for Class A, Class C, Class R6 and Class I, respectively, resulting in a total cash distribution for the Target Fund of $14,338.
(4)	Reflects the issuance by the Acquiring Fund of approximately 516,593 Class A shares, 669,764 Class C shares, 1,010 Class R6 shares and 1,889,115 Class I shares to Class A, Class C, Class R6 and Class I shareholders, respectively, of the Target Fund in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund pursuant to the Agreement will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports that the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current prospectus and statement of additional information for each Fund is Registration No. 811-07619. Such prospectus and statement of additional information relating to the Funds are incorporated herein by reference, only insofar as they relate to the Funds.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of April 16, 2018, the record date with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated pro forma percentage of shares of the Acquiring Fund that would have been owned by such parties assuming the Reorganization occurred on April 16, 2018. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After Reorganization of the Target Fund into the Acquiring Fund
A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	21.29%	11.48%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	14.57%	9.55%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	11.67%	10.40%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After Reorganization of the Target Fund into the Acquiring Fund
	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	8.93%	9.37%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	8.02%	1.16%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	6.92%	8.93%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	6.06%	8.27%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6.01%	0.87%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	5.88%	0.85%

C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	31.12%	13.87%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	21.19%	12.97%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	10.98%	13.54%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	10.40%	21.20%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After Reorganization of the Target Fund into the Acquiring Fund
	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	8.70%	1.73%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	7.68%	6.91%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	5.51%	1.09%

R6	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	63.80%	0.04%

	Nuveen Investments Inc 333 W Wacker Dr Chicago IL 60606-1220	36.20%	0.02%

I	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	59.53%	17.15%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	9.65%	12.22%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	6.72%	0.98%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	6.55%	10.32%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After Reorganization of the Target Fund into the Acquiring Fund
A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	13.05%	11.16%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	10.18%	10.40%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	9.82%	11.48%

	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9.56%	8.18%

	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	9.44%	9.37%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	9.27%	8.93%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	8.70%	9.55%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	8.65%	8.27%

C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	23.87%	21.20%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	14.17%	13.54%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After Reorganization of the Target Fund into the Acquiring Fund
	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	14.17%	11.36%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	10.93%	12.97%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	9.60%	13.87%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	7.91%	6.34%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6.72%	6.91%

R6	State Street Bank & Trust Custodian FBO/Michigan Advisor Ages 5 – 8 State Street Corporation One Heritage Drive North Quincy MA 02171-2105	23.79%	23.78%

	State Street Bank & Trust Custodian FBO/Michigan Advisor Capital Appreciation Portfolio State Street Corporation One Heritage Drive North Quincy MA 02171-2105	14.28%	14.27%

	State Street Bank & Trust Custodian FBO/Michigan Advisor Ages 0 – 4 State Street Corporation One Heritage Drive North Quincy MA 02171-2105	14.00%	13.99%

	State Street Bank & Trust Custodian FBO/Michigan Advisor Ages 9 – 10 State Street Corporation One Heritage Drive North Quincy MA 02171-2105	10.03%	10.02%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After Reorganization of the Target Fund into the Acquiring Fund
	State Street Bank & Trust Custodian FBO/Michigan Advisor Ages 11 – 12 State Street Corporation One Heritage Drive North Quincy MA 02171-2105	8.54%	8.53%

	State Street Bank & Trust Custodian FBO/Michigan Advisor Ages 13 – 14 State Street Corporation One Heritage Drive North Quincy MA 02171-2105	6.95%	6.95%

I	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	26.85%	22.95%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	13.29%	11.36%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	12.65%	12.22%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	10.96%	10.32%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	9.96%	17.15%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	9.27%	7.93%

T	Nuveen Investments Inc 333 W Wacker Dr Chicago IL 60606-1220	100.00%	100.00%

At the close of business on April 16, 2018, there were 420,128.6110 Class A shares, 650,291.8420 Class C shares, 1,878,544.6310 Class I shares and 2,738.6710 Class R6 shares of the Target Fund outstanding. As of April 16, 2018 the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.

At the close of business on April 16, 2018, there were 2,189,266.7120 Class A shares, 2,309,683.6190 Class C shares, 9,756,982.0430 Class I shares, 3,855,965.6550 Class R6 shares and 832.5010 Class T shares of the Acquiring Fund outstanding. As of April 16, 2018, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

As set forth in the tables above, affiliates of Nuveen own shares of the Target Fund. It is expected that these shares will be present at the Special Meeting and voted in favor of the Reorganization proposal.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the Target Fund, voting as a single class.

Voting by Proxy

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and thus have the same effect as a vote “AGAINST” the Reorganization.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so. If you intend to attend and vote your shares at the Special Meeting, you must comply with the procedural requirements set forth in the accompanying Notice of Special Meeting of Shareholders.

Quorum and Other Voting Requirements

The presence in person or by proxy of the holders of a majority of the voting power of the shares of beneficial interest of the Target Fund entitled to vote at the Special Meeting will constitute a quorum for the transaction of any business.

If a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the holders of a majority of shares present in person or by proxy and entitled to vote shall have the power to adjourn the Special Meeting to permit further solicitation of proxies. The Special Meeting of shareholders may be adjourned by announcement to a designated time and place by the vote of the holders of a majority of the shares present and entitled to vote at the Special Meeting even though less than a quorum may be present. An adjourned meeting may reconvene as designated, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Proxies of shareholders of the Target Fund are solicited by the Board of Trustees of the Trust. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

April 26, 2018

Please sign and return your proxy promptly.

Your vote is important, and your participation in the affairs of your Fund does make a difference.

APPENDIX I:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of April, 2018 by Nuveen Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of and between Nuveen Large Cap Core Fund, a series of the Trust (the “Acquiring Fund”), and Nuveen Concentrated Core Fund, a series of the Trust (the “Target Fund”), and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the corresponding class of shares of the Acquiring Fund as set forth on Exhibit A (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Target Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. With respect to Class C shares of the Acquiring Fund that are transferred in the Reorganization to former holders of Class C shares of the Target Fund, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class C shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the time of such distribution (each a “Target Fund

Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.    The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        REPORTING.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets (net of liabilities) with respect to each class of shares of the Target Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING.    The Closing shall occur on July 27, 2018 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Secretary of the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Target Fund as of August 31, 2017, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of August 31, 2017 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of August 31, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)    The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.6 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

7.3        The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5        The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1        This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)        The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of the Agreement by the Trust, on behalf of the Funds, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by a Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares, and for the issuance of Acquiring Fund Shares, as applicable, and all other transactions pursuant to the Agreement have been obtained or made.

8.6        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the

Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Vedder Price P.C. may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by the Adviser or an affiliate thereof. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear such costs.

9.2        Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s Chief Administrative Officer or any Vice President without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or the Funds.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of such Fund, as provided in the Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of each Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Large Cap Core Fund

By:
Name:
Title:

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Concentrated Core Fund

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

SHARE CLASSES

Nuveen Concentrated Core Fund (Target Fund) – Share Classes	Nuveen Large Cap Core Fund (Acquiring Fund) – Corresponding Share Classes
A	A
C	C
R6	R6
I	I

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NLCC 0618

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, Illinois, 60606 on June 18, 2018

Please detach at perforation before mailing.

NUVEEN CONCENTRATED CORE FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Concentrated Core Fund, revoking previous proxies, hereby appoints Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Concentrated Core Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 18, 2018, at 2:00 p.m. Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Concentrated Core Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NCC_29874_041718

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Concentrated Core Fund

Special Meeting of Shareholders to Be Held on June 18, 2018.

The Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal	FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Concentrated Core Fund, a series of Nuveen Investment Trust (the “Target Fund”), to Nuveen Large Cap Core Fund, a series of Nuveen Investment Trust (the “Acquiring Fund”), in exchange solely for Class A, Class C, Class I and Class R6 shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to the shareholders of Class A, Class C, Class I and Class R6 shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) —Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

        608999900109999999999

◾	xxxxxxxxxxxxxx	NCC 29874	M xxxxxxxx	+

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN LARGE CAP CORE FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN CONCENTRATED CORE FUND

333 West Wacker Dr.

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated April 26, 2018 for use in connection with the special meeting of shareholders of Nuveen Concentrated Core Fund (the “Target Fund”), a series of Nuveen Investment Trust (the “Trust”), to be held on June 18, 2018 at 2:00 p.m., Central time and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen Large Cap Core Fund (the “Acquiring Fund”), also a series of the Trust, as described in the Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in each Fund’s statement of additional information. Each Fund’s statement of additional information, dated December 29, 2017 (as filed December 29, 2017) (File Nos. 333-03715 and 811-07619), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to each Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition of the Acquiring Fund as if the Reorganization had been consummated on August 31, 2017 and the results of operations of the Acquiring Fund as if the Reorganization had taken place on the first day of the 12 month period ended August 31, 2017.

The audited financial statements and related independent registered public accounting firm’s report for each Fund are contained in each Fund’s Annual Report for the fiscal year ended August 31, 2017 (as filed November 8, 2017) (File No. 811-07619), which is incorporated herein by reference only insofar as it relates to each Fund. No other parts of each Fund’s Annual Report are incorporated by reference herein.

The date of this SAI is April 26, 2018.

Pro Forma Financial Information

Appendix A

Pro Forma Financial Statements for the Reorganization of Nuveen Concentrated Core Fund (the “Target Fund”) into Nuveen Large-Cap Core Fund (the “Acquiring Fund”)

Pro Forma Portfolio of Investments (Unaudited)

August 31, 2017

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
			LONG-TERM INVESTMENTS - 99.8%
			COMMON STOCKS - 99.8%
			Air Freight & Logistics - 0.8%
-	77,127	77,127	XPO Logistics, Incorporated, (2)	$-	$4,720,163		$4,720,163

			Airlines - 2.5%
85,100	102,434	187,534	Southwest Airlines Co., (3)	4,437,114	5,340,913		9,778,027
-	71,101	71,101	United Continental Holdings Inc., (2)	-	4,405,437		4,405,437

			Total Airlines	4,437,114	9,746,350		14,183,464

			Auto Components - 2.0%
-	57,845	57,845	Delphi Automotive PLC	-	5,576,271		5,576,271
-	33,743	33,743	Lear Corporation	-	5,045,927		5,045,927
-	6,026	6,026	Visteon Corporation, (2)	-	695,588		695,588

			Total Auto Components	-	11,317,786		11,317,786

			Automobiles - 3.5%
419,100	413,352	832,452	Ford Motor Company, (3)	4,622,673	4,559,269		9,181,942
133,500	161,484	294,984	General Motors Company, (3)	4,878,090	5,900,637		10,778,727

			Total Automobiles	9,500,763	10,459,906		19,960,669

			Banks - 4.6%
196,000	392,865	588,865	Bank of America Corporation, (3)	4,682,440	9,385,541		14,067,981
-	7,231	7,231	Citigroup Inc.	-	491,901		491,901
-	21,692	21,692	JP Morgan Chase & Co.	-	1,971,579		1,971,579
-	347,071	347,071	Regions Financial Corporation	-	4,897,169		4,897,169
-	27,717	27,717	SVB Financial Group, (2)	-	4,693,674		4,693,674

			Total Banks	4,682,440	21,439,864		26,122,304

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
			Biotechnology - 7.7%
27,700	42,179	69,879	Amgen Inc., (3)	$4,924,229	$7,498,115		$12,422,344
-	20,487	20,487	Biogen Inc., (2)	-	6,485,307		6,485,307
36,200	50,614	86,814	Celgene Corporation, (2), (3)	5,029,266	7,031,871		12,061,137
62,500	87,973	150,473	Gilead Sciences, Inc., (3)	5,231,875	7,364,203		12,596,078

			Total Biotechnology	15,185,370	28,379,496		43,564,866

			Building Products - 0.8%
-	62,666	62,666	Owens Corning	-	4,645,398		4,645,398

			Capital Markets - 7.9%
-	108,460	108,460	Bank New York Mellon	-	5,670,269		5,670,269
-	97,614	97,614	E*Trade Group Inc., (2)	-	4,003,136		4,003,136
102,100	113,280	215,380	Franklin Resources, Inc., (3)	4,413,783	4,897,096		9,310,879
-	125,331	125,331	Morgan Stanley	-	5,702,566		5,702,566
-	57,845	57,845	Raymond James Financial Inc.	-	4,530,431		4,530,431
51,500	61,460	112,960	State Street Corporation, (3)	4,763,235	5,684,477		10,447,712
-	109,665	109,665	TD Ameritrade Holding Corporation	-	4,750,676		4,750,676

			Total Capital Markets	9,177,018	35,238,651		44,415,669

			Chemicals - 0.8%
-	148,228	148,228	Olin Corporation	-	4,777,393		4,777,393

			Communications Equipment - 2.0%
-	197,638	197,638	Cisco Systems, Inc.	-	6,365,905		6,365,905
-	168,715	168,715	Juniper Networks Inc.	-	4,678,466		4,678,466

			Total Communications Equipment	-	11,044,371		11,044,371

			Construction & Engineering - 0.8%
-	79,537	79,537	Jacobs Engineering Group, Inc.	-	4,333,974		4,333,974

			Containers & Packaging - 1.5%
-	80,742	80,742	Berry Plastics Corporation, (2)	-	4,540,939		4,540,939
-	73,512	73,512	WestRock Company	-	4,183,541		4,183,541

			Total Containers & Packaging	-	8,724,480		8,724,480

			Diversified Consumer Services - 1.6%
-	7,231	7,231	Graham Holdings Company	-	4,245,833		4,245,833
-	177,151	177,151	H & R Block Inc.	-	4,737,010		4,737,010

			Total Diversified Consumer Services	-	8,982,843		8,982,843

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
			Diversified Financial Services - 0.4%
-	12,051	12,051	Berkshire Hathaway Inc., Class B	$-	$2,183,172		$2,183,172

			Diversified Telecommunication Services - 0.6%
-	238,048	238,048	Frontier Communications Corporation	-	3,206,512		3,206,512

			Electrical Equipment - 0.9%
-	63,871	63,871	Regal-Beloit Corporation	-	4,815,848		4,815,848

			Electronic Equipment, Instruments & Components - 1.2%
-	159,074	159,074	Jabil Inc.	-	4,986,973		4,986,973
-	106,049	106,049	Vishay Intertechnology Inc.	-	1,877,074		1,877,074

			Total Electronic Equipment, Instruments & Components	-	6,864,047		6,864,047

			Energy Equipment & Services - 0.3%
-	169,920	169,920	Rowan Companies Inc.	-	1,656,721		1,656,721

			Food & Staples Retailing - 6.9%
-	34,948	34,948	Costco Wholesale Corporation	-	5,477,765		5,477,765
57,200	81,947	139,147	CVS Health Corporation, (3)	4,423,848	6,337,802		10,761,650
60,300	78,332	138,632	Walgreens Boots Alliance Inc., (3)	4,914,450	6,384,054		11,298,504
60,100	85,563	145,663	Wal-Mart Stores, Inc., (3)	4,692,007	6,679,871		11,371,878

			Total Food & Staples Retailing	14,030,305	24,879,492		38,909,797

			Food Products - 0.3%
-	44,589	44,589	Archer-Daniels-Midland Company	-	1,842,416		1,842,416

			Health Care Providers & Services - 10.7%
-	36,153	36,153	Aetna Inc.	-	5,701,361		5,701,361
-	62,666	62,666	AmerisourceBergen Corporation	-	5,028,911		5,028,911
-	32,538	32,538	CIGNA Corporation	-	5,923,848		5,923,848
75,200	87,973	163,173	Express Scripts, Holding Company, (2), (3)	4,724,064	5,526,451		10,250,515
-	21,692	21,692	Humana Inc.	-	5,588,273		5,588,273
31,800	36,153	67,953	McKesson HBOC Inc., (3)	4,748,058	5,398,035		10,146,093
24,800	42,179	66,979	UnitedHealth Group Incorporated, (3)	4,932,720	8,389,352		13,322,072
-	27,717	27,717	Wellcare Health Plans Inc., (2)	-	4,841,686		4,841,686

			Total Health Care Providers & Services	14,404,842	46,397,917		60,802,759

			Hotels, Restaurants & Leisure - 4.2%
-	21,692	21,692	Carnival Corporation	-	1,507,155		1,507,155
-	85,563	85,563	Hyatt Hotels Corporation, Class A, (2)	-	5,091,830		5,091,830
38,800	42,179	80,979	Royal Caribbean Cruises Limited, (3)	4,829,048	5,249,566		10,078,614

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
-	45,794	45,794	Wyndham Worldwide Corporation	$-	$4,564,752		$4,564,752
-	16,871	16,871	Wynn Resorts Ltd	-	2,344,969		2,344,969

			Total Hotels, Restaurants & Leisure	4,829,048	18,758,272		23,587,320

			Independent Power & Renewable Electricity Producers - 0.8%
-	313,328	313,328	Calpine Corporation, (2)	-	4,605,919		4,605,919

			Insurance - 0.9%
-	72,306	72,306	Lincoln National Corporation	-	4,906,713		4,906,713

			Interent and Direct Marketing Retail - 2.4%
-	3,615	3,615	Amazon.com, Inc.	-	3,545,183		3,545,183
32,100	34,948	67,048	Expedia, Inc., (3)	4,762,356	5,184,900		9,947,256

			Total Interent and Direct Marketing Retail	4,762,356	8,730,083		13,492,439

			Internet Software & Services - 2.1%
-	7,231	7,231	Alphabet Inc., Class A, (2)	-	6,906,998		6,906,998
-	19,282	19,282	Facebook Inc., Class A Shares, (2)	-	3,315,876		3,315,876
-	15,666	15,666	VeriSign, Inc.	-	1,625,388		1,625,388

			Total Internet Software & Services	-	11,848,262		11,848,262

			IT Services - 3.6%
36,900	53,025	89,925	MasterCard, Inc., (3)	4,918,770	7,068,193		11,986,963
-	80,742	80,742	Visa Inc.	-	8,358,429		8,358,429

			Total IT Services	4,918,770	15,426,622		20,345,392

			Machinery - 1.4%
-	132,562	132,562	Allison Transmission Holdings Inc.	-	4,603,870		4,603,870
-	39,769	39,769	Ingersoll Rand Company Limited, Class A	-	3,395,835		3,395,835

			Total Machinery	-	7,999,705		7,999,705

			Media - 1.8%
-	51,820	51,820	AMC Networks Inc., Class A Shares, (2)	-	3,149,595		3,149,595
-	165,100	165,100	Discovery Communications Inc., Class A Shares, (2)	-	3,666,863		3,666,863
-	20,487	20,487	Omnicom Group, Inc.	-	1,482,836		1,482,836
-	191,612	191,612	TEGNA, Inc.	-	1,626,786		1,626,786

			Total Media	-	9,926,080		9,926,080

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
			Multiline Retail - 1.7%
-	53,025	53,025	Big Lots, Inc.	$-	$2,523,976		$2,523,976
-	113,280	113,280	Kohl’s Corporation	-	4,506,280		4,506,280
-	51,820	51,820	Nordstrom, Inc.	-	2,312,190		2,312,190

			Total Multiline Retail	-	9,342,446		9,342,446

			Oil, Gas & Consumable Fuels - 0.4%
-	28,923	28,923	Exxon Mobil Corporation	-	2,207,659		2,207,659

			Pharmaceuticals - 0.5%
-	20,487	20,487	Johnson & Johnson	-	2,711,840		2,711,840

			Professional Services - 1.7%
-	43,384	43,384	Manpower Inc.	-	4,837,733		4,837,733
-	101,229	101,229	Robert Half International Inc.	-	4,585,673		4,585,673

			Total Professional Services	-	9,423,406		9,423,406

			Real Estate Management & Development - 1.7%
-	137,382	137,382	CBRE Group Inc., (2)	-	4,956,749		4,956,749
-	134,972	134,972	Realogy Holdings Corporation	-	4,575,550		4,575,550

			Total Real Estate Management & Development	-	9,532,299		9,532,299

			Software - 4.5%
-	54,230	54,230	Citrix Systems, (2)	-	4,241,313		4,241,313
-	85,563	85,563	Microsoft Corporation	-	6,397,515		6,397,515
-	61,460	61,460	Synopsys Inc., (2)	-	4,942,649		4,942,649
46,600	45,794	92,394	VMware Inc., (2), (3)	5,037,460	4,950,338		9,987,798

			Total Software	5,037,460	20,531,815		25,569,275

			Specialty Retail - 4.8%
-	90,383	90,383	Best Buy Co., Inc.	-	4,904,182		4,904,182
-	30,128	30,128	Burlington Store Inc., (2)	-	2,625,024		2,625,024
-	222,945	222,945	GameStop Corporation	-	4,124,478		4,124,478
-	184,381	184,381	Gap, Inc.	-	4,355,088		4,355,088
-	40,974	40,974	Home Depot, Inc.	-	6,140,719		6,140,719
-	476,017	476,017	Staples, Inc.	-	4,862,516		4,862,516

			Total Specialty Retail	-	27,012,007		27,012,007

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments		Acquiring Fund Pro Forma (5)
			Technology Hardware, Storage & Peripherals - 8.1%
31,200	133,767	164,967	Apple, Inc., (3)	$5,116,800	$21,937,763			$27,054,563
-	265,124	265,124	HP Inc.	-	5,058,557			5,058,557
-	121,716	121,716	NCR Corporation	-	4,446,278			4,446,278
-	107,255	107,255	NetApp, Inc.	-	4,146,459			4,146,459
-	60,255	60,255	Western Digital Corporation	-	5,318,739			5,318,739

			Total Technology Hardware, Storage & Peripherals	5,116,800	40,907,796			46,024,596

			Trading Companies & Distributors - 0.6%
-	67,486	67,486	WESCO International Inc., (2)	-	3,404,668			3,404,668

			Wireless Telecommunication Services - 0.8%
-	161,484	161,484	Telephone and Data Systems Inc.	-	4,733,105			4,733,105

			Total Long-Term Investments (cost $91,419,058, $414,155,743 and $505,574,801)	96,082,286	467,665,497			563,747,783

			Other Assets Less Liabilities - 0.2%	(129,299)	1,078,411	(14,338	) (4)	934,774

			Net Assets - 100%	$95,952,987	$468,743,908	$(14,338)		$564,682,557

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of the Pro Forma Portfolio of Investments, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on the Acquiring Fund Pro Forma’s net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	It is currently anticipated that the security, or a portion of the security, may be disposed of as part of the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization.
(4)	The Pro Forma Portfolio of Investments assumes the Target Fund will be required to distribute its tax basis undistributed net investment income of $605,540 and tax basis accumulated net realized gains of $880,187 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 98%, 100%, 64% and 99% for Class A, Class C, Class R6, and Class I, respectively, resulting in a total cash distribution for the Target Fund of $14,338.
(5)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). The assets and liabilities of the Nuveen Large Cap Core Plus Fund as of August 31, adjusted to remove balances related to short sale activities, were combined with the assets and liabilities of the Acquiring Fund as of August 31, 2017, to derive the Acquiring Fund and Acquiring Fund Pro Forma balances.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Assets and Liabilities

Year Ended August 31, 2017 (Unaudited)

	Target Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Assets
Long-term investments, at value ($91,419,058, $414,155,743, and $505,574,801, respectively)	$96,082,286	$467,665,497			$563,747,783
Receivable for:
Dividends	201,776	678,131			879,907
Investments sold	—	7,133,830			7,133,830
Shares sold	293,792	1,414,980			1,708,772
Other assets	24,769	53,907			78,676
Total assets	96,602,623	476,946,345			573,548,968

Liabilities
Cash overdraft	235,649	223,850			459,499
Payable for:
Investments purchased	—	6,596,133			6,596,133
Shares redeemed	278,671	845,794			1,124,465
Dividends	—	—	14,338	(b)	14,338
Accrued expenses:
Custodian fees	11,839	21,819			33,658
Management fees	45,225	265,521			310,746
Professional fees	18,581	22,256			40,837
Trustees fees	394	4,187			4,581
12b-1 distribution and service fees	20,706	73,672			94,378
Other	38,571	149,205			187,776
Total liabilities	649,636	8,202,437	14,338		8,866,411
Net assets	$95,952,987	$468,743,908	$(14,338)		$564,682,557
Class A Shares
Net assets	$16,148,669	$65,198,605	$(5,001	)(b)	81,342,273
Shares outstanding	540,033	2,086,335	(23,440	)(c)	2,602,928
Net asset value ("NAV") per share	$29.90	$31.25			$31.25
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$31.72	$33.16			$33.16
Class C Shares
Net assets	$20,612,532	$71,087,228	$—	(b)	91,699,760
Shares outstanding	702,035	2,309,842	(32,271	)(c)	2,979,606
NAV and offering price per share	$29.36	$30.78			$30.78
Class R6 Shares
Net assets	$31,787	$17,095,285	$(177	)(b)	17,126,895
Shares outstanding	1,061	545,669	(51	)(c)	546,679
NAV and offering price per share	$29.97	$31.33			$31.33

See accompanying notes to pro forma financial statements.

	Target Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Class I Shares
Net assets	$59,159,999	$315,336,741	$(9,160	)(b)	$374,487,580
Shares outstanding	1,974,711	10,070,988	(85,596	)(c)	11,960,103
NAV and offering price per share	$29.96	$31.31			$31.31

Class T Shares(d)
Net assets		$26,049			$26,049
Shares outstanding		833			$833
NAV per share		$31.29			$31.29
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)		$32.09			$32.09

Net assets consist of:
Capital paid-in	$91,516,252	$401,430,420	$1,471,389	(b)	$494,418,061
Undistributed (Over-distribution of) net investment income	605,540	2,042,786	(605,540	)(b)	2,042,786
Accumulated net realized gain (loss)	(832,033)	16,860,568	(880,187	)(b)	15,148,348
Net unrealized appreciation (depreciation)	4,663,228	48,410,134			53,073,362
Net assets	$95,952,987	$468,743,908	$(14,338)		$564,682,557
Authorized shares – per class	Unlimited	Unlimited			Unlimited
Par value per share	$0.01	$0.01			$0.01

(a)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). The assets and liabilities of the Nuveen Large Cap Core Plus Fund as of August 31, 2017, adjusted to remove balances related to short sale activities, were combined with the assets and liabilities of the Acquiring Fund as of August 31, 2017, to derive the Acquiring Fund and Acquiring Fund Pro Forma balances.
(b)	Assumes the Target Fund will be required to distribute its tax basis undistributed net investment income of $605,540 and tax basis accumulated net realized gains of $880,187 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 98%, 100%, 64% and 99% for Class A, Class C, Class R6, and Class I, respectively, resulting in a total cash distribution for the Target Fund of $14,338.
(c)	Reflects the issuance by the Acquiring Fund of approximately 516,593 Class A shares, 669,764 Class C shares, 1,010 Class R6 shares, and 1,889,115 Class I shares to Class A, Class C, Class R6, and Class I shareholders, respectively, of the Target Fund in connection with the Reorganization.
(d)	Class T shares are not available for public offering.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations

Year Ended August 31, 2017 (Unaudited)

	Target Fund	Acquiring Fund (a)	Adjustments		Acquiring Fund Pro Forma (a)
Investment Income (net of foreign tax withheld of $–, $10,004 and $10,004, respectively)	$1,627,886	$6,811,233	—		$8,439,119
Expenses
Management fees	631,419	2,623,242	(66,605	)(b)	3,188,056
12b-1 service fees – Class A Shares	69,100	166,539	—		235,639
12b-1 distribution and service fees – Class C Shares	218,383	669,769	—		888,152
12b-1 distribution and service fees – Class T Shares	—	16	—		16
Shareholder servicing agent fees	97,558	283,573	—		381,131
Custodian fees	28,901	59,472	(21,975	)(c)	66,398
Trustees fees	2,817	12,873	—		15,690
Professional fees	28,620	65,453	(19,175	)(c)	74,898
Shareholder reporting expenses	32,509	59,058	(27,012	)(c)	64,555
Federal and state registration fees	63,314	129,937	(6,000	)(c)	187,251
Other	15,220	21,239	(6,369	)(c)	30,090
Total expenses before fee waiver/expense reimbursement	1,187,841	4,091,171	(147,136)		5,131,876
Fee waiver/expense reimbursement	(165,496)	(172,177)	(60,067)		(397,740)
Net expenses	1,022,345	3,918,994	(207,203	)(d)	4,734,136
Net investment income (loss)	605,541	2,892,239	207,203		3,704,983
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	9,306,735	34,481,678	—		43,788,413
Change in net unrealized appreciation (depreciation) of investments	4,263,620	25,120,822	—		29,384,442
Net realized and unrealized gain (loss)	13,570,355	59,602,500	—		73,172,855
Net increase (decrease) in net assets from operations	$14,175,896	$62,494,739	207,203		76,877,838

(a)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). The income and expenses of the Nuveen Large Cap Core Plus Fund for the year ended August 31, 2017, adjusted to remove balances related to short sale activities, were combined with the income and expenses of the Acquiring Fund as of August 31, 2017. The management fee reflects the average net assets of the Acquiring Fund for the twelve months ended August 31, 2017 and the net assets of the Nuveen Large Cap Core Plus Fund that were merged in October 13, 2017 being applied to the Acquiring Fund's fund level management fee schedule. The expense reimbursement amount reflects the 0.80% expense cap being applied to the average net assets of the Acquiring Fund for the twelve months ended August 31, 2017 and the net assets of the Nuveen Large Cap Core Plus Fund that were merged in October 13, 2017. Operating expenses were adjusted to reflect anticipated reductions of certain duplicative expenses eliminated as a result of the Prior Reorganization.
(b)	Reflects the impact of applying the Acquiring Fund's fund-level fee schedule to the Acquiring Fund Pro Forma’s average net assets.
(c)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(d)	Reflects the increase in expense reimbursement payments the Adviser would have made to the Acquiring Fund Pro Forma if the Reorganization had occurred on the first day of the 12-month period ended August 31, 2017. The net expenses decreased by $108,436 due to the expense reimbursement that took effect on October 16, 2017, and $98,767 due to the impact of the Reorganization.

See accompanying notes to pro forma financial statements.

Notes to Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Nuveen Concentrated Core Fund (the “Target Fund”) into the Nuveen Large Cap Core Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are series of an open-end management investment company registered under the Investment Company Act of 1940, as amended. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund (adjusted to reflect the effect of the Acquiring Fund’s October 13, 2017 acquisition of all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund) and the Target Fund as of August 31, 2017.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Fund (the “Acquiring Fund Pro Forma” or the “Fund”) will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Portfolio of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Target Fund, the Acquiring Fund and the Acquiring Fund Pro Forma as of August 31, 2017. The Pro Forma Statement of Operations is presented for the Target Fund, the Acquiring Fund and the Acquiring Fund Pro Forma for the period from September 1, 2016 through August 31, 2017 (the “Reporting Period”).

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

If the Reorganization had occurred as of August 31, 2017, the Target Fund would not have been required to dispose of any of its securities in order to comply with the Acquiring Fund’s investment policies and restrictions. However, due to the different investment styles used in managing the investment portfolios of the Acquiring Fund and the Target Fund, it is estimated that approximately 70% of the Target Fund’s portfolio as of August 31, 2017 would have been sold if the Reorganization had occurred on that date. It is anticipated that such sales will occur prior to the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $2.7 million (approximately $0.83 per share) and brokerage commissions or other transaction costs of approximately $42,000, based on average commission rates normally paid by the Target Fund, if such sales occurred on August 31, 2017.

The total costs of the Reorganization are estimated to be $225,000. Nuveen will pay all expenses associated with the Reorganization.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the August 31, 2017 annual report of the Target Fund and the Acquiring Fund.

2. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Fund is a series of the Nuveen Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on May 6, 1996.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

The investment objective of the Fund is long-term capital appreciation.

The Acquiring Fund’s most recent prospectus provides further description of the investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the Reporting Period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Pro Forma Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Compensation

The Trust does not pay compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The

Trust has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 –Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

Level 1
Long-Term Investments*:
Common Stocks	$563,747,783

*	Refer to the Fund’s Pro Forma Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the Reporting Period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of August 31, 2017, the Fund had no unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

6. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For the next $2.5 billion	0.4000
For the next $2.5 billion	0.3875
For net assets over $10 billion	0.3750

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$76 billion	0.1806%
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Upon closing of the Reorganization, the Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Fund through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses of the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Trust.

7. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Pro Forma Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the Reporting Period, the Fund did not utilize this facility.

8. Subsequent Events

Fund Reorganizations

During September 2017, shareholders of the Nuveen Large Cap Core Plus Fund approved the reorganization into the Acquiring Fund. Nuveen Large Cap Core Plus Fund merged into the Acquiring Fund at the close of business on October 13, 2017.